EXHIBIT 10.1

AMENDMENT NO. 2 TO

REVOLVING CREDIT AND SECURITY AGREEMENT

among

CIT SOUTHEAST, INC.,

UNIFORCE SERVICES, INC.,

BRENTWOOD OF CANADA, INC.,

BRENTWOOD SERVICE GROUP, INC.,

COMFORCE INFORMATION TECHNOLOGIES, INC.,

COMFORCE TECHNICAL SERVICES, INC.,

COMFORCE TELECOM, INC.,

GERRI G., INC.,

CLINICAL LABFORCE OF AMERICA, INC.,

LABFORCE SERVICES OF AMERICA, INC.,

PRO UNLIMITED, INC.,

TEMPORARY HELP INDUSTRY SERVICING COMPANY, INC.,

UNIFORCE STAFFING SERVICES, INC.,

SUMTEC CORPORATION,

THISCO OF CANADA, INC.,

COMFORCE TECHNICAL SERVICES OF WASHINGTON, INC.,

COMFORCE TECHNICAL, LLC,

PRO UNLIMITED MPS, INC.

and

CTS OF WASHINGTON, LLC

(as Borrowers)

and

COMFORCE OPERATING, INC.

(as Borrowing Agent)

and

THE LENDERS FROM TIME

TO TIME PARTIES THERETO

and

PNC BANK, NATIONAL ASSOCIATION

(as Administrative Agent and Lender)

as of September 29, 2004

AMENDMENT NO. 2 TO REVOLVING CREDIT AND SECURITY AGREEMENT

This Amendment No. 2 to Revolving Credit and Security Agreement (this “Amendment”) is entered into as of September 29, 2004, by and among COMFORCE Operating, Inc., a corporation organized under the laws of the State of Delaware (“COI” or “Borrowing Agent”), CIT Southeast, Inc., a corporation organized under the laws of the State of New York (“CIT Southeast”), Uniforce Services, Inc., a corporation organized under the laws of the State of New York (“USI”), Brentwood of Canada, Inc., a corporation organized under the laws of the State of New York (“BOCI”), Brentwood Service Group, Inc., a corporation organized under the laws of the State of New York (“Brentwood”), COMFORCE Information Technologies, Inc., a corporation organized under the laws of the State of New York (“CIT”), COMFORCE Technical Services, Inc., a corporation organized under the laws of the State of Delaware (“CTS”), COMFORCE Telecom, Inc., a corporation organized under the laws of the State of Delaware (“CTI”), Gerri G., Inc., a corporation organized under the laws of the State of New York (“Gerri”), Clinical Labforce of America, Inc., a corporation organized under the laws of the State of New York (“CLOA”), Labforce Services of America, Inc., a corporation organized under the laws of the State of New York (“LSOA”), PrO Unlimited, Inc., a corporation organized under the laws of the State of New York (“PUI”), Temporary Help Industry Servicing Company, Inc., a corporation organized under the laws of the State of New York (“THISCI”), Uniforce Staffing Services, Inc., a corporation organized under the laws of the State of New York (“USSI”), Sumtec Corporation, a corporation organized under the laws of the State of Delaware (“Sumtec”), Thisco of Canada, Inc., a corporation organized under the laws of the State of New York (“Thisco”), COMFORCE Technical Services of Washington, Inc., a corporation organized under the laws of the State of New York (“CTSOWI”), COMFORCE Technical, LLC, a limited liability company organized under the laws of the State of New York (“CTLLC”), PrO Unlimited MPS, Inc., a corporation organized under the laws of the State of New York (“PUMPS”), CTS of Washington, LLC, a limited liability company formed under the laws of the State of New York (“CTSLLC”) (USI, BOCI, Brentwood, CIT Southeast, CIT, CTS, CTI, Gerri, CLOA, LSOA, PUI, Thisco, USSI, Sumtec, Thisco, CTSOWI, CTLLC, PUMPS and CTSLLC, each, a “Borrower” and collectively, “Borrowers”), Webster Business Credit Corporation, JPMorgan Chase Bank, Merrill Lynch Capital, the other financial institutions which are now or which hereafter become a party hereto (collectively, the “Lenders” and individually, a “Lender”) and PNC, as Lender and as Administrative Agent (PNC, in such capacity, “Administrative Agent”). All terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).

WHEREAS, Borrowers and Lenders entered into that certain Revolving Credit and Security Agreement dated as of June 25, 2003, as amended by Waiver and Amendment No. 1 to Revolving Credit and Security Agreement dated as of March 17, 2004 (as the same may be from time to time further amended, extended, restated, supplemented or otherwise modified, the “Credit Agreement”), pursuant to which the Lenders made available to the Borrowers loans in an aggregate principal amount of up to $75,000,000; and

WHEREAS, the Borrowers have requested that the Administrative Agent amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the foregoing and for other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

I. AMENDMENT

A. Section 7.19 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“7.19. Senior 12% Notes; Subordinated Notes. At any time, directly or indirectly, prepay, repurchase, redeem, retire or otherwise acquire, or make any payment on account of any principal of, interest on or premium payable in connection with the repayment or redemption of the Senior 12% Notes or Subordinated Notes; provided that, notwithstanding the foregoing, (a) COI may repurchase or prepay any portion of the Senior 12% Notes if (i) immediately before and after giving effect to such repurchase or prepayment (and all fees, penalties, costs and expenses incurred in connection therewith), no Default or Event of Default shall exist hereunder, and (ii) during the period beginning 20 Business Days prior to any such repurchase or prepayment and ending 10 Business Days after giving effect to such repurchase or prepayment, Borrowers shall have an average Undrawn Availability throughout such period of not less than $7,500,000, (b) provided there are no available options to pay in kind, COI and Holdings may make regularly scheduled interest payments in cash then due under and pursuant to the Senior 12% Notes and the Subordinated Notes as in effect on the date hereof, respectively, if no Default or Event of Default shall have occurred and be continuing immediately before any such payment or after giving effect to any such payment, and (c) the aggregate amount of all such prepayments and repurchases permitted by clause (a) of this Section 7.19 shall not exceed $15,000,000 (the “Redemption Allowance”) in any calendar year; provided, however, that to the extent any portion of the Redemption Allowance for any such calendar year is not expended to prepay or repurchase the Senior 12% Notes in such calendar year, then COI may apply all of such unused portion towards the prepayment or repurchase of the Senior 12% Notes pursuant to clause (a) of this Section 7.19(a) in any succeeding calendar year to the extent such prepayment or repurchase is otherwise permitted under clause (a) of this Section 7.19(a).”

II. CONDITIONS PRECEDENT

The effectiveness of the amendment set forth in Article I hereof is subject to the satisfaction of each of the following conditions:

A. No Default or Event of Default is currently in existence.

B. COI and the Borrowers shall have delivered to the Administrative Agent a fully executed original of this Amendment.

C. The representations and warranties contained in Article V hereof shall be true and correct as of the date hereof.

III. PLEDGORS CONSENT

The undersigned Pledgors, in their respective capacity as Pledgors, hereby consent to this Amendment and to the consummation of the transactions contemplated hereby and hereby restate, ratify and confirm their respective pledge in support of the Obligations pursuant to the terms of their respective Pledge Agreements (as defined in the Credit Agreement), in all respects, after giving effect to the amendments and waivers set forth herein and the consummation of the transactions contemplated hereby. Although each Pledgor has been informed of the matters set forth herein and has acknowledged and consented to the same, each Pledgor understands and agrees that neither the Administrative Agent nor any Lender has any obligation to inform Pledgors of such matters in the future or to seek any Pledgor’s acknowledgment, consent or agreement to future amendments, consents or waivers, and nothing herein shall create such duty.

IV. GUARANTORS’ CONSENT

The undersigned Guarantors, in their respective capacity as Guarantors, hereby consent to this Amendment and to the consummation of the transactions contemplated hereby and each of them hereby restates, ratifies and confirms its respective joint and several guaranty of the prompt payment of the Obligations of the Borrowers pursuant to its Guaranty, in all respects, after giving effect to the amendments and waivers set forth herein and the consummation of the transactions contemplated hereby. Although each Guarantor has been informed of the matters set forth herein and has acknowledged and consented to the same, each Guarantor understands and agrees that neither the Administrative Agent nor any Lender has any obligation to inform such Guarantor of such matters in the future or to seek such Guarantor’s acknowledgment, consent or agreement to future amendments, consents or waivers, and nothing herein shall create such duty.

V. REPRESENTATIONS AND WARRANTIES

Each Borrower hereby represents and warrants to the Lenders and Administrative Agent as follows:

A. The execution, delivery and performance by the Borrowers signatory hereto of this Amendment and the transactions contemplated hereby (a) are within each Borrower’s corporate or limited liability company power; (b) have been duly authorized by all corporate or limited liability company or other necessary action; (c) are not in contravention of any provision of any such Person’s certificate of incorporation or formation, operating agreement, bylaws or other documents of organization; (d) do not violate any law or regulation, or any order or decree of any Governmental Agency; (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such party is a party or by which such party or any of its respective property is bound; (f) do not result in the creation or imposition of any Lien upon any Borrower’s property or any property of such Borrower’s respective Subsidiaries (other than Liens in favor of Administrative Agent) and (g) do not require the consent or approval of any Governmental Body or any other person.

B. This Amendment has been duly executed and delivered by each signatory hereto (other than the Lenders) and constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general.

C. Each representation and warranty of each Borrower contained in the Credit Agreement and the Other Documents is true and correct on the date hereof in all material respects and will be true and correct in all material respects as if made immediately after giving effect to this Amendment (except to the extent such representation or warranty relates to an earlier date, in which case such representation and warranty is true and correct in all material respects on and as of such earlier date).

VI. MISCELLANEOUS

A. Each Borrower acknowledges and confirms to Administrative Agent and the Lenders that the Credit Agreement and each Other Document to which it is a party shall remain in full force and effect, as hereby amended, and shall continue to evidence, secure or otherwise guarantee and support the obligations owing by the Borrowers to the Administrative Agent and Lenders pursuant thereto and pursuant to the Notes, and, after giving effect to this Amendment, each Borrower hereby ratifies and affirms each of the foregoing documents to which it is a party.

B. Each Borrower acknowledges and reaffirms to the Administrative Agent and the Lenders that (i) the Liens granted to the Administrative Agent for the benefit of the Lenders under the Credit Agreement and the Other Documents remain in full force and effect and shall continue to secure the obligations of the Borrowers arising under the Credit Agreement, as hereby amended, and the Other Documents, and (ii) the validity, perfection or priority of the Liens will not be impaired by the execution and delivery of this Amendment.

C. Each Borrower acknowledges and agrees that, other than as expressly set forth herein in Article I hereof, no Lender shall waive or shall be deemed to have waived any of its rights or remedies under the Credit Agreement or any of the Other Documents which documents shall remain in full force and effect in accordance with their terms.

D. The Borrowers shall be responsible for the prompt payment of and, upon demand, shall promptly reimburse Administrative Agent for, all of the Lenders’ out-of-pocket costs and expenses related to the preparation, negotiation, execution and enforcement of this Amendment (including, without limitation, the reasonable fees and disbursements of legal counsel to Administrative Agent).

E. This Amendment may be executed in any number of counterparts, including by telecopy, and by the various parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

F. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES AND SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE SUCCESSORS AND ASSIGNS OF THE PARTIES HERETO.

*            *             *

IN WITNESS WHEREOF, each of the parties hereto, by their officers duly authorized, has executed this Amendment as of the date first above written.

COMFORCE OPERATING, INC., as Borrowing Agent, Pledgor and Guarantor

By:
Name:
Title:

UNIFORCE SERVICES, INC., as Borrower and Pledgor

By:
Name:
Title:

BRENTWOOD OF CANADA, INC.

By:
Name:
Title:

BRENTWOOD SERVICE GROUP, INC.

By:
Name:
Title:

CIT SOUTHEAST, INC.

By:
Name:
Title:

COMFORCE TECHNICAL, LLC

By:
Name:
Title:

COMFORCE INFORMATION TECHNOLOGIES, INC.

By:
Name:
Title:

PRO UNLIMITED MPS, INC.

By:
Name:
Title:

COMFORCE TECHNICAL SERVICES, INC., as Borrower and Pledgor

By:
Name:
Title:

COMFORCE TELECOM, INC., as Borrower and Pledgor

By:
Name:
Title:

GERRI G., INC.

By:
Name:
Title:

CLINICAL LABFORCE OF AMERICA, INC.

By:
Name:
Title:

LABFORCE SERVICES OF AMERICA, INC.

By:
Name:
Title:

PRO UNLIMITED, INC., as Borrower and Pledgor

By:
Name:
Title:

TEMPORARY HELP INDUSTRY SERVICING COMPANY, INC., as Borrower and Pledgor

By:
Name:
Title:

CTS OF WASHINGTON, LLC
By:
Name:
Title:

UNIFORCE STAFFING SERVICES, INC., as Borrower and Pledgor

By:
Name:
Title:

SUMTEC CORPORATION

By:
Name:
Title:

THISCO OF CANADA, INC.

By:
Name:
Title:

COMFORCE TECHNICAL SERVICES OF WASHINGTON, INC.

By:
Name:
Title:

Consented to and Agreed:

COMFORCE CORPORATION

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as Lender and as Administrative Agent

By:
Name:
Title:

WEBSTER BUSINESS CREDIT CORPORATION

By:
Name:
Title:

JPMORGAN CHASE BANK

By:
Name:
Title:

MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

By:
Name:
Title: